UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 W 75th Street, Suite 100

Prairie Village, KS 66208

(Address of principal executive offices)

816-421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On October 13, 2020, DiVall Insured Income Properties 2, L.P. (the “Partnership”) became aware of an unsolicited mini-tender offer from Peachtree Partners (“Peachtree”) to purchase units of the Partnership (the “Units”) from limited partners of the Partnership (the “Limited Partners”) at a price of $285 per Unit. Although the Partnership remained neutral in response to most prior “mini-tender offers”, the Partnership recommends that the Limited Partners reject Peachtree’s current mini-tender offer, as disclosed in the Partnership’s letter to the Limited Partners dated October 20, 2020 (the “Letter to Limited Partners”) providing further information regarding the mini-tender offer by Peachtree.

A copy of the Letter to Limited Partners is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference. A copy of the Letter to Limited Partners is also posted on the Partnership’s website, which can be accessed at http://www.divallproperties.com/newsletter.php. The Partnership is electing to file this Current Report on Form 8-K under this Item 8.01 to disclose the information required to be disclosed by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K, and the information contained in Exhibit 99.1  incorporated herein, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements about the expected timing, completion and effects of the proposed sale of assets and liquidation, as well as statements describing the objectives, projections, estimates or future predictions of the Partnership’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in general economic conditions, changes in commercial real estate conditions and markets, inability of current tenants to meet financial obligations, inability to obtain new tenants upon the expiration of existing leases, the potential need to fund tenant improvements or other capital expenditures out of operating cash flow, and effects of the on-going Covid-19 pandemic.

All forward-looking statements contained in Exhibit 99.1 incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Letter to Limited Partners

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, L.P.

	By:	The Provo Group, Inc., General Partner

Date: October 26, 2020	By:	/s/ Bruce A. Provo
Bruce A. Provo,
President

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